SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 20, 2005
                                                         ----------------


                              NORTH VALLEY BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        CALIFORNIA                     0-10652                  94-2751350
----------------------------        -------------         ----------------------
(State or other jurisdiction        (File Number)            (I.R.S. Employer
      of incorporation)                                   identification number)


                    300 Park Marina Circle, Redding, CA 96001
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (530) 226-2900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13c-4(c))

         Item 8.01:  Other Events

         On October 20, 2005, the registrant issued a Press Release, "North Valley Bancorp reports third quarter results." Attached hereto as Exhibit 99.90 and incorporated herein by this reference is said Press Release dated October 20, 2005.


         Item 9.01:  Financial Statements and Exhibits

               (c)   Exhibits
                     --------

           (99.90)   News Release of North Valley Bancorp dated October 20, 2005
                     -----------------------------------------------------------





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 NORTH VALLEY BANCORP


                                                 By: /s/ JAMES KIM
                                                     ---------------------------
                                                     James Kim
Dated:   October 20, 2005                            SVP/Controller